SUPPLEMENT DATED December 3, 2007,
TO THE MAY 1, 2007 PROSPECTUS FOR

COUNTRY INVESTORS VARIABLE LIFE ACCOUNT
ISSUED BY
COUNTRY INVESTORS LIFE ASSURANCE COMPANY


THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR
PROSPECTUS.  PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE
REFERENCE.

The following is added to the Table of Contents under "Policy
Benefits" after "Transfers" on page 1 of the prospectus:

      Asset Allocation Program


The following disclosure is inserted as a new heading under the "Policy Benefits/Risk Summary" section after "Premiums" on page
3 of the prospectus:

     Asset Allocation Program

You may elect to participate in the Asset Allocation
Program and allocate all of your Net Premiums to one of the six (6) model portfolios we make available under the Program to assist you in selecting Investment
Options. Each model portfolio represents a different level of risk tolerance: Aggressive; Growth; Growth-
Income; Balanced; Income Growth; and Income. Once you select a model portfolio and the Investment Option allocations, these selections will remain unchanged until you elect to revise the Investment Option allocations or select a new model portfolio. There is no separate charge for participating in the Asset
Allocation Program, nor is there a charge to change to a different model portfolio or to change your allocation to a particular Investment Option. There is no guarantee that a model portfolio in the Asset
Allocation Program will not lose money or experience volatility.


The following disclosure replaces the first bullet point under the heading "Allocating Net Premiums" on page 24 of the prospectus:

* You must allocate at least 1% of each premium to any Subaccount of the Variable Account or to the Declared
Interest Option.


The following disclosure replaces the third bullet point under the heading "Allocating Net Premiums" on page 24 of the prospectus:

* Each Net Premium may be directed to a maximum of sixteen
Investment Options available under the Policy, including the Declared Interest Option.


The following is inserted as a bullet point under the heading
"Dollar Cost Averaging" on page 29 of the prospectus:

* Dollar Cost Averaging cannot be utilized in combination with asset rebalancing.


The following disclosure is inserted as a new heading before the heading "Additional Limitation on Transfers" on page 30 of the prospectus:

Automatic Rebalancing. We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the
Accumulated Value in the Subaccounts and the Declared
Interest Option quarterly, semi-annually or annually to match your Policy's then-effective premium allocation instructions. The asset rebalancing program will transfer
Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

* Under the asset rebalancing program, the maximum number of investment Options which you may select at any one time is sixteen, including the Declared Interest
Option.

* This feature is free and is not considered in the twelve free transfers during a Policy Year.

* This feature cannot be utilized in combination with the dollar cost averaging program.


The following disclosure is added as a new section after the "Transfers" section in your prospectus on page 28:

      Asset Allocation Program

The following is a summary of the Asset Allocation
Program available under the Policy. A more detailed description is available in the brochure for the program that is available upon request from your registered representative.

Overview. The Asset Allocation Program is a service we make available to assist you in selecting Investment
Options under your Policy. At the time that you purchase your Policy, you may elect to allocate all of your Net Premiums to one of the model portfolios of the Asset Allocation Program. If you elect to participate in the Asset Allocation Program, our affiliate, COUNTRY
Trust Bank ("CTB") will serve as the investment adviser, but solely for the purpose of developing and updating asset allocation models. There is no separate charge for participating in the Asset Allocation
Program.

Asset allocation is essentially an investment strategy designed to optimize the selection of investment options for a given level of risk tolerance. Asset allocation strategies reflect the theory that diversification among asset classes can help reduce the effects of market volatility and potentially enhance returns over the long term. An asset class refers to a category of investments with similar characteristics - for example, (1) stocks and other equities, (2) bonds and other fixed income investments, and (3) cash equivalents. There are further divisions within asset classes -- for example, divisions according to the size of the issuer (i.e., large cap, mid cap, small cap), the type of issuer (government, municipal, corporate, etc.) or the location of the issuer (domestic, foreign, etc.).

Although the asset allocation model portfolios are designed to maximize investment returns and reduce volatility for a given level of risk, there is no guarantee that an asset allocation model portfolio will not lose money or experience volatility. A model portfolio may fail to perform as intended, or may perform worse than any single Investment Option, asset class, or different combination of Investment Options.
In addition, each model portfolio is subject to all of the risks associated with its underlying Investment
Options. Moreover, if CTB changes the model portfolios, the flow of money into and out of Investment Options may generate higher brokerage and administrative costs for those Investment Options, and/or such changes may disrupt the management strategy of the portfolio manager for an Investment Option.

Selecting Asset Allocation Model Portfolios. It is your responsibility to select or change your model portfolio and your Investment Options. Your registered representative can provide you with information that may assist you in selecting a model portfolio and Investment Options. If you elect the Asset Allocation
Program, you may complete a standardized questionnaire that, among other things, solicits information about your investment time horizon and risk tolerance and your financial goals. Based on your responses to that questionnaire, a particular asset allocation model portfolio may be recommended for your use. Each asset allocation model portfolio is intended for a specific type of investor, from conservative to aggressive.
Each model portfolio identifies specific Investment
Options and the percentage of Net Premium and Accumulated Value allocated to each Investment Option.

There currently are six (6) asset allocation model portfolios to choose from:

* Aggressive Model Portfolio
* Growth Model Portfolio
* Growth-Income Model Portfolio
* Balanced Model Portfolio
* Income Growth Model Portfolio
* Income Model Portfolio

You may select from among the available asset allocation model portfolios. You are not required to select the model portfolio indicated by the questionnaire. Once you select a model portfolio and the Investment Option allocations, these selections will remain unchanged until you elect to revise the Investment Option allocations or select a new model portfolio. Although you may use only one model portfolio at a time, you may elect to change to a different model portfolio as your tolerance for risk and/or your financial needs and investment objectives change. Using the questionnaire, and in consultation with your registered representative, you may determine that a different model portfolio better meets your risk tolerance and investment horizons. There is no charge to change to a different model portfolio or to change your allocations to a particular Investment Option.

If you elect to participate in the dollar cost averaging program, you cannot also elect to participate in the Asset Allocation Program. You may, however, elect to have your Net Premiums allocated to an asset allocation model portfolio applied under the automatic asset rebalancing program ("Automatic Rebalancing").
(See "POLICY BENEFITS-Transfers-Automatic
Rebalancing.") You can elect Automatic Rebalancing, elect to continue Automatic Rebalancing or change your Automatic Rebalancing election, at any time that you choose a new or a different asset allocation model portfolio or choose an asset allocation model portfolio for the first time.

Changes to Asset Allocation Model Portfolios. CTB periodically reviews the model portfolios and may find that asset allocations within a particular model portfolio may need to be changed. CTB may determine that the principal investments, investment style, or investment manager of a particular Investment Option have changed so that the Investment Option is no longer appropriate for a model portfolio, or that a different investment portfolio of a Fund has become appropriate for a model portfolio. In addition, from time to time, the Company may change the Investment Options available under the Policy.

If changes are made to a particular model portfolio as a result of CTB's review, then the Company will notify all Policyowners-those in asset allocation model portfolios and those who are not-of the changes that will occur in that model portfolio. Policyowners who do not wish to change their current situation do not need to take any action. Policyowners who do wish to revise their respective investment allocations based on the changes to the model portfolios or to the Investment Options available under the Policy must complete, sign and return/fax a Variable Product
Supplement or other applicable request form to our Variable Product Service Center to change their current situation by (1) opting into the new version of an asset allocation model portfolio, (2) opting into a different asset allocation model portfolio, or (3) opting into an asset allocation model portfolio for the first time.

Note:
* Your future Net Premium allocations will not change unless you affirmatively elect to opt into the changed asset allocation model portfolio or you make a self-directed change.

* Transfers among Investment Options resulting from a change in the asset allocation model portfolios or your selection of a different asset allocation model portfolio are not taken into account in determining any transfer charge.

Other Information.  We and our affiliates, including
CTB, receive greater compensation and/or profits from certain Investment Options than we receive from other
Investment Options. Therefore, it is conceivable that CTB may have an incentive to develop asset allocation model portfolios in such a way that larger allocations will be made to more profitable Investment Options.
Also, because COUNTRY Fund Management, a division of CTB, serves as investment adviser to certain of the Investment Options, CTB may believe that certain portfolios managed by COUNTRY Fund Management may benefit from additional assets or could be harmed by redemptions. As a fiduciary, however, CTB is legally obligated to disregard these incentives. CTB receives no compensation for services it performs in developing and updating asset allocation models.

For more information about CTB, and its role as investment adviser for the Asset Allocation Program, please see the CTB disclosure document, which is available to you at no charge. Your registered representative can provide this disclosure document to you, or you can request a copy by writing to COUNTRY
Trust Bank, 1705 Towanda Avenue, P.O. Box 2020,
Bloomington, Illinois 61702-2020. We may perform certain administrative functions on behalf of CTB;
however, we are not registered as an investment adviser and are not providing any investment advice in making the Asset Allocation Program available under the Policy.

We may terminate or alter this Asset Allocation Program at any time.